EXHIBIT 32.1

                                  CERTIFICATION
                                  -------------

      In connection with the Quarterly Report of Concord Camera Corp. (the "Company") on Form 10-Q for the fiscal quarter ended December 29, 2007 (the "Report") and pursuant to 18 U.S.C. Section 1350, as adopted in Section 906 of the Sarbanes-Oxley Act of 2002, I, IRA B. LAMPERT, Chief Executive Officer of the Company, certify that to the best of my knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 31, 2008

                                       /s/ Ira B. Lampert
                                       -----------------------------------------
                                       Ira B. Lampert, Chief Executive Officer